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= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of Earliest Event Reported) - July 14, 2000

                                 ---------------


                          RELIANCE GROUP HOLDINGS, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                       1-8278                13-3082071
            --------                       ------                ----------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)

  Park Avenue Plaza, 55 East 52nd Street, New York, New York           10055
  ----------------------------------------------------------           -----
           (Address of principal executive offices)                 (Zip Code)


                                 (212) 909-1100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 ---------------

                                 Not applicable

             ------------------------------------------------------
             (Former name or address, if changed since last report)

 = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =


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Item 5.  Other Events.

         On July 14, 2000, Reliance Group Holdings, Inc. and certain of its subsidiaries ("Reliance") consummated the sale (the "Sale") to Kemper Casualty, Inc., Kemper Casualty Insurance Company and Lumbermens Mutual and Casualty Company (collectively, "Kemper") of the renewal rights with respect to Reliance's Risk Management Individual Large Accounts business, including Individual Captive businesses, Construction Wrap-Ups, Large Account Division and Group Captive businesses (the "Business").

         In consideration of the Sale, Kemper paid Reliance $3,000,000 on July 14, 2000. Additionally, Kemper will pay Reliance (i) on September 15, 2000, an amount equal to the sum of (x) 40% of the annualized Profit and Administrative Charges (as defined in the Transfer and Purchase Agreement) and (y) 15% of the annualized Insurance Premium Charges (as defined in the Transfer and Purchase Agreement), for each of the insurance contracts of the Business which have been novated, written and/or reinsured by Kemper between and including June 19, 2000 and September 12, 2000 (the "September 15th Payment"), (ii) on January 15, 2001, an amount equal to the sum of (x) 40% of the annualized Profit and Administrative Charges and (y) 15% of the annualized Insurance Premium Charges, for each of the insurance contracts of the Business which have been novated, written and/or administered by Kemper from and including June 19, 2000 until and including January 5, 2001, exclusive of the insurance contracts which were subject to the September 15th Payment (the "January 15th Payment"), and (iii) at the earlier of (x) June 19, 2001 or (y) ten (10) days after the date on which Kemper has novated, written and/or reinsured insurance contracts of the Business with an annualized Profit and Administration Charges equal to at least $42,700,000, inclusive of the insurance contracts of the Business which were subject to the September 15th Payment and the January 15th Payment, $5,000,000 (the "Final Payment"). In the event (i) Kemper has not novated, written and/or reinsured insurance contracts of the Business with an annualized Profit and Administration Charges equal to at least $42,700,000 on or before June 19, 2001 or (ii) Reliance has materially breached any of its obligations under the Transfer and Purchase Agreement, Kemper shall not owe Reliance the Final Payment. In the event that Reliance has materially breached any of its obligations under the Transition Services Agreement, the Assignment Agreement, the Software License Agreement or a Novation Agreement (as defined in the Transfer and Purchase Agreement), the Final Payment shall be reduced to $3,000,000. Kemper is not assuming any liabilities in connection with the Sale. The aggregate consideration for the Sale was determined based on an arm's length negotiation between Reliance and Kemper.

         Beginning July 14, 2000, Reliance will provide certain transition services to Kemper in connection with the Business for no longer than one year for specified consideration.

         Prior to the Sale, no material relationship existed between Kemper and Reliance, or any of its affiliates, any director or officer of Reliance or any associate of any such director or officer.


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

         In connection with the Sale, Reliance has entered into:

         o the Transfer and Purchase Agreement (the "Transfer and Purchase Agreement") by and among Reliance Group Holdings, Inc., Reliance Insurance Company, Reliance National Indemnity, United Pacific Insurance Company, Reliance Insurance Company of Illinois, Reliance National Insurance Company, Reliance Universal Insurance Company, Kemper Casualty, Inc., Kemper Insurance Company and Lumbermens Mutual Casualty Company, dated as of July 14, 2000. The Transfer and Purchase Agreement is included herein as Exhibit 10.1.

         o the Transition Services Agreement (the "Transition Services Agreement") by and among Reliance Group Holdings, Inc., Reliance Insurance Company, Kemper Casualty, Inc. and Kemper Casualty Insurance Company, dated as of July 14, 2000. The Transition Services Agreement is included herein as Exhibit 10.2.

         o the Assignment Agreement (the "Assignment Agreement") by and among Reliance Group Holdings, Inc., Reliance Insurance Company, United Pacific Insurance Company, Reliance Insurance Company of Illinois, Reliance National Insurance Company, Reliance National Indemnity Company, Reliance Universal Insurance Company, Kemper Casualty, Inc., Kemper Casualty Insurance Company and Lumbermens Mutual Casualty Company, dated as of July 14, 2000. The Assignment Agreement is included herein as Exhibit 10.3.

         o Software License Agreement (the "Software License Agreement") by and among Reliance Insurance Company, Kemper Casualty, Inc. an Kemper Casualty Insurance Company, dated as of July 14, 2000. The Software License Agreement is included herein as
                  Exhibit 10.4.

         The foregoing description of and reference to all of the above-mentioned agreements and documents are qualified in their entirety by reference to the complete texts of the agreements and documents, which are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.

         10.1 Transfer and Purchase Agreement by and among Reliance Group Holdings, Inc., Reliance Insurance Company, Reliance National Indemnity, United Pacific Insurance Company, Reliance Insurance Company of Illinois, Reliance National Insurance Company, Reliance Universal Insurance Company, Kemper Casualty, Inc., Kemper Insurance


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

                  Company and Lumbermens Mutual Casualty Company, dated as of July 14, 2000.

         10.2 Transition Services Agreement by and among Reliance Group Holdings, Inc., Reliance Insurance Company, Kemper Casualty, Inc. and Kemper Casualty Insurance Company, dated as of July 14, 2000.

         10.3 Assignment Agreement by and among Reliance Group Holdings, Inc., Reliance Insurance Company, United Pacific Insurance Company, Reliance Insurance Company of Illinois, Reliance National Insurance Company, Reliance National Indemnity Company, Reliance Universal Insurance Company, Kemper Casualty, Inc., Kemper Casualty Insurance Company and Lumbermens Mutual Casualty Company, dated as of July 14, 2000.

         10.4 Software License Agreement by and among Reliance Insurance Company, Kemper Casualty, Inc. an Kemper Casualty Insurance Company, dated as of July 14, 2000.











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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended Reliance Group Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      RELIANCE GROUP HOLDINGS, INC.



                                       By:/s/ Lowell C. Freiberg
                                          ------------------------------
                                          Name:   Lowell C. Freiberg
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer

Date: July 31, 2000








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                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

10.1 Transfer and Purchase Agreement by and among Reliance Group Holdings, Inc., Reliance Insurance Company, Reliance National Indemnity, United Pacific Insurance Company, Reliance Insurance Company of Illinois, Reliance National Insurance Company, Reliance Universal Insurance Company, Kemper Casualty, Inc., Kemper Insurance Company and Lumbermens Mutual Casualty Company, dated as of July 14, 2000.

10.2 Transition Services Agreement by and among Reliance Group Holdings, Inc., Reliance Insurance Company, Kemper Casualty, Inc. and Kemper Casualty Insurance Company, dated as of July 14, 2000.

10.3 Assignment Agreement by and among Reliance Group Holdings, Inc., Reliance Insurance Company, United Pacific Insurance Company, Reliance Insurance Company of Illinois, Reliance National Insurance Company, Reliance National Indemnity Company, Reliance Universal Insurance Company, Kemper Casualty, Inc., Kemper Casualty Insurance Company and Lumbermens Mutual Casualty Company, dated as of July 14, 2000.

10.4 Software License Agreement by and among Reliance Insurance Company, Kemper Casualty, Inc. an Kemper Casualty Insurance Company, dated as of July 14, 2000.









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